Employee Benefits Plan	6 Months Ended
Jun. 30, 2024
Postemployment Benefits [Abstract]
Employee Benefits Plan	Share-based Compensation
In January 2024, the Company’s Board of Directors approved the Mynd.ai Equity Incentive Plan (the “Incentive Plan”). Under the Incentive Plan, awards may be granted to officers, employees and consultants of the Company or any of its affiliates in the form of stock options, restricted shares, restricted stock units ("RSUs"), stock appreciation rights, performance stock, performance stock units and other awards. The maximum aggregate number of ordinary shares that was initially authorized for issuance under the Incentive Plan is 54,777,338, together with a corresponding number of American Depositary Shares ("ADS"). On April 10, 2024, the Company’s Board of Directors awarded RSUs, representing an aggregate of 3,501,350 ADSs, to certain directors, executive officers and employees that vest over specified time periods, subject to the recipient’s continued service. As of June 30, 2024, the Company had outstanding share-based awards representing 3,461,171 ADSs.
During the six months ended June 30, 2024, the Company recorded share-based compensation expenses of $1,131 in general and administrative expenses in the consolidated statements of operations. As of June 30, 2024, total unrecognized compensation expense related to unvested awards was $12,437, which is expected to be recognized over a weighted-average period of 2.67 years.
Employee Benefits PlanThe Company contributes to a number of defined contribution plans which provide benefits based upon the contributions made to the plans. The assets of the plans are held separately from those of the Company in independently administered funds. The contribution cost incurred by the Company to the plan amounted to $2,493, and $1,289 for the six months ended June 30, 2024 and 2023, respectively.